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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  March 30, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 30, 2004, Convansys Corporation issued a press release announcing that the Company's internal review of certain accounting matters related to a select number of contracts is complete, and the Company's Form 10-K for the fiscal year ended December 31, 2003, has been filed with the Securities and Exchange Commission (SEC). As a result of this review, Convansys has revised its previously announced financial results for the fiscal year and quarter ended December 31, 2003, from those contained in its press release dated February 11, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             Convansys Corporation

Dated: March 30, 2004

                                             By: /s/ Thomas E. Lindsey
                                             Vice President, Controller and
                                             Chief Accounting Officer
                                             (Principal Accounting Officer)
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                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated March 30, 2004